MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES
                                                          Two World Trade Center

LETTER TO THE SHAREHOLDERS April 30, 1999               New York, New York 10048

DEAR SHAREHOLDER:

We are pleased to present the semiannual report on the operations of Morgan Stanley Dean Witter California Quality Municipal Securities (IQC) for the period ended April 30, 1999.

The financial markets have begun to recover from last year's global economic difficulties. The turmoil which included the Asian crisis, the Russian debt default and the rescue of a major U.S. hedge fund has given way to more normal financial conditions. The major catalyst for this return to stability was the liquidity provided by the Federal Reserve Board's 75 basis point reduction in the federal-funds rate during the fourth quarter of 1998.

International economic problems precipitated a "flight to quality" rally in fixed income securities and U.S. Treasury yields reached 30-year lows in October 1998. As the world markets recovered, foreign investors repatriated funds and Treasury yields began to rise. Interest rates also rose in response to the surprisingly robust domestic economic growth reported over the second half of 1998. The bond market became concerned that the central bank might become more restrictive by taking back some of the liquidity provided during the crisis.

MUNICIPAL MARKET CONDITIONS

During 1998, municipal yields were less volatile than Treasury yields. This pattern of stability continued into 1999. Long-term insured index yields stood at 5.25 percent at the end of April, only 20 basis points higher than their October 1998 levels. In contrast, Treasury bond yields rose 50 basis points from
5.15 to 5.65 percent. During the past six months, the yield pick up for extending tax-exempt maturities from one to 30 years averaged 225 basis points.

The modest rally of municipals during 1998 created a favorable relative value relationship to Treasuries. Municipals underperformed Treasuries and the ratio of municipal yields to Treasury yields climbed to 99 percent by December. The higher the ratio, the more attractive municipals are

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES relative to Treasuries. Municipals have outperformed Treasuries this year and the ratio declined to 92 percent by April. The high-to-low annual range of municipal/Treasury yields ratios for the past five years has averaged 93 to 84 percent.

In addition to lagging 1998's Treasury rally, municipals also experienced a glut of new-issue supply. Underwriting volume of $284 billion was up 28 percent from the prior year and approached 1993's record. Issuers actively refinanced at lower interest rates and refundings were 29 percent of the total volume. This year's rise in interest rates has reduced the amount of refunding activity. Refunding volume was down 42 percent in the first four months of 1999 while total underwriting declined 22 percent.

PERFORMANCE

The Trust's net asset value (NAV) decreased from $14.67 to $14.51 per share for the six-month period ended April 30, 1999. Based on this change plus reinvestment of tax-free dividends totaling $0.375 per share the Trust's total NAV return was 1.61 percent. IQC's value on the New York Stock Exchange decreased from $14.1875 per share to $13.875 per share during the same period. Based on this change

                         30-YEAR BOND YIELDS 1994-1999

                                                                                                Insured
                                                                                            Municipal Yields
                      Insured                                   U.S.                       as a Percentage of
                 Municipal Yields                         Treasury Yields                 U.S. Treasury Yields
                 ----------------                          ------------                   ---------------------
 1994                        5.40%                                   6.34%                                85.17%
                             5.40                                    6.24                                 86.54
                             5.80                                    6.66                                 87.09
                             6.40                                    7.09                                 90.27
                             6.35                                    7.32                                 86.75
                             6.25                                    7.43                                 84.12
                             6.50                                    7.61                                 85.41
                             6.25                                    7.39                                 84.57
                             6.30                                    7.45                                 84.56
                             6.55                                    7.81                                 83.87
                             6.75                                    7.96                                 84.80
                             7.00                                    8.00                                 87.50
                             6.75                                    7.88                                 85.66
 1995                        6.40                                    7.70                                 83.12
                             6.15                                    7.44                                 82.66
                             6.15                                    7.43                                 82.77
                             6.20                                    7.34                                 84.47
                             5.80                                    6.66                                 87.09
                             6.10                                    6.62                                 92.15
                             6.10                                    6.86                                 88.92
                             6.00                                    6.66                                 90.09
                             5.95                                    6.48                                 91.82
                             5.75                                    6.33                                 90.84
                             5.50                                    6.14                                 89.58
                             5.35                                    5.94                                 90.07
 1996                        5.40                                    6.03                                 89.55
                             5.60                                    6.46                                 86.69
                             5.85                                    6.66                                 87.84
                             5.95                                    6.89                                 86.36
                             6.05                                    6.99                                 86.55
                             5.90                                    6.89                                 85.63
                             5.85                                    6.97                                 83.93
                             5.90                                    7.11                                 82.98
                             5.70                                    6.93                                 82.25
                             5.65                                    6.64                                 85.09
                             5.50                                    6.35                                 86.61
                             5.60                                    6.63                                 84.46
 1997                        5.70                                    6.79                                 83.95
                             5.65                                    6.80                                 83.09
                             5.90                                    7.10                                 83.10
                             5.75                                    6.94                                 82.85
                             5.65                                    6.91                                 81.77
                             5.60                                    6.78                                 82.60
                             5.30                                    6.30                                 84.13
                             5.50                                    6.61                                 83.21
                             5.40                                    6.40                                 84.38
                             5.35                                    6.15                                 86.99
                             5.30                                    6.05                                 87.60
                             5.15                                    5.92                                 86.99
 1998                        5.15                                    5.80                                 88.79
                             5.20                                    5.92                                 87.84
                             5.25                                    5.93                                 88.53
                             5.35                                    5.95                                 89.92
                             5.20                                    5.80                                 89.66
                             5.20                                    5.65                                 92.04
                             5.18                                    5.71                                 90.72
                             5.03                                    5.27                                 95.45
                             4.95                                    5.00                                 99.00
                             5.05                                    5.16                                 97.87
                             5.00                                    5.06                                 98.81
                             5.05                                    5.10                                 99.02
 1999                        5.00                                    5.09                                 98.23
                             5.10                                    5.58                                 91.40
                             5.15                                    5.63                                 91.47
                             5.20                                    5.66                                 91.87

Source: Municipal Market Data - A Division of Thomas Financial Municipal Group

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

[LARGEST SECTORS PIE CHART]
(% of Net Assets)

WATER & SEWER                                                   30%
PUBLIC FACLITIES                                                15%
EDUCATION                                                       13%
TAX ALLOCATION                                                   9%
ELECTRIC                                                         8%
TRANSPORTION                                                     8%
HOSPITAL                                                         7%

Portfolio structure in subject to change.

[CREDIT RATINGS PIE CHART]

CREDIT RATINGS AS OF APRIL 30,1999
(% of Total Long-Term Portfolio)
Aaa or AAA                                  45%
Aa or AA                                    37%
A or A                                      15%
Baa or BBB                                   3%



As measured by Moody's Investors Service, Inc. or Standard & Poor's Corp.

Portfolio structure is subject to change.

CALL STRUCTURE as of April 30, 1999
(% of Total Long-Term Portfolio)
Percent Callable

Portfolio structure is subject to change.

WEIGHTED AVERAGE
CALL PROTECTION: 5 YEARS

[CALL STRUCTURE BAR CHART]

Years Bonds        Percent
  Callable         Callable
-----------        --------
   1999             0.00%
   2000             0.00%
   2001             0.00%
   2002             5.00%
   2003            68.00%
   2004            17.00%
   2005             0.00%
   2006             1.00%
   2007             3.00%
   2008             4.00%
   2009             1.00%
   2010+            1.00%

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES plus reinvestment of tax-free dividends, IQC's total market return was 0.40 percent. As of April 30, 1999, IQC's share price was a 4.38 percent discount to its NAV.

Monthly dividends for the second quarter of 1999 remained $0.0625 per share. The Trust's level of undistributed net investment income was $0.128 per share on April 30, 1999, versus $0.136 per share on October 31, 1998.

PORTFOLIO STRUCTURE

The Trust's investments were diversified among 10 long-term sectors and 40 credits. At the end of April, the portfolio's average maturity was 20 years. Portfolio duration, a measure of sensitivity to interest-rate changes, was 6.1 years. The accompanying charts provide current information on the portfolio's call structure, largest sectors and mix of credit ratings.

THE IMPACT OF LEVERAGING

As discussed in previous reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and the ARPS expenses (ARPS auction rate and expenses). The greater the spread and the larger the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates.

During this six month period, ARPS leverage contributed approximately $0.03 per share to common share earnings. Weekly ARPS yields ranged between 2.15 and 4.75 percent. Three ARPS series totaling $55 million represented 25.6 percent of net assets.

ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

LOOKING AHEAD

The combination of a flight to quality and the flood of new municipal issues made the municipal-to-Treasury yield relationship more favorable late last year than it had been in the previous 10 years. Although municipals have thus far outperformed Treasuries in 1999, we believe that

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES municipals still offer investors considerable value versus their historical relationship to Treasuries.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions.

On May 1, 1999, Mitchell M. Merin was named President of the Morgan Stanley Dean Witter Funds. Mr. Merin is also the President and Chief Operating Officer of Asset Management of Morgan Stanley Dean Witter & Co. and President, Chief Executive Officer and Director of Morgan Stanley Dean Witter Advisors Inc., the Trust's Investment Manager. He also serves as Chairman, Chief Executive Officer and Director of Morgan Stanley Dean Witter Distributors Inc. and Morgan Stanley Dean Witter Trust FSB.

We appreciate your ongoing support of Morgan Stanley Dean Witter California Quality Municipal Securities and look forward to continuing to serve your investment needs.

Very truly yours,
/S/ CHARLES A. FIUMEFREDDO                         /S/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                             MITCHELL M. MERIN
Chairman of the Board                              President

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

PORTFOLIO OF INVESTMENTS April 30, 1999 (unaudited)

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (97.8%)
            General Obligation (0.7%)
$  1,375    California, Various Purpose Dtd 04/01/93....................   5.90 %  04/01/23    $ 1,460,374
--------                                                                                       -----------

            Educational Facilities Revenue (12.6%)
            California Educational Facilities Authority,
   6,000     Carnegie Institute of Washington 1993 Ser A................   5.60    10/01/23      6,289,260
   1,500     Culinary Institute of America Ser 1993 (Connie Lee)........   5.30    10/01/23      1,500,735
   2,500     Pepperdine University 1993 Ser A (MBIA)....................   5.50    06/01/19      2,588,625
   8,000    California Public Works Board, University of California Ser
             1993 B.....................................................   5.50    06/01/14      8,438,880
            University of California,
   5,000     UCLA Central Chiller/Cogeneration Refg Ser 1993 COPs.......   5.50    11/01/14      5,128,950
   3,000     UCLA Central Chiller/Cogeneration Refg Ser 1993 COPs.......   5.60    11/01/20      3,092,160
--------                                                                                       -----------
  26,000                                                                                        27,038,610
--------                                                                                       -----------

            Electric Revenue (8.4%)
   5,000    Los Angeles Department of Water & Power, Issue of 1993
             (Secondary AMBAC)..........................................   5.375   09/01/23      5,114,000
   8,000    Northern California Transmission Agency, California - Oregon
             Transmission Refg Ser 1993 A (MBIA)........................   5.25    05/01/20      8,098,480
   5,000    Southern California Public Power Authority, Mead - Phoenix
             1994 Ser A (AMBAC).........................................   4.875   07/01/20      4,823,650
--------                                                                                       -----------
  18,000                                                                                        18,036,130
--------                                                                                       -----------

            Hospital Revenue (6.7%)
   4,000    Anaheim, Anaheim Memorial Hospital Association COPs
             (AMBAC)....................................................   5.00    05/15/13      4,042,480
            California Health Facilities Financing Authority,
   3,000     Cedars Sinai Medical Center Ser 1997 A (MBIA)..............   5.25    08/01/27      3,040,110
   5,000     Kaiser Permanente Ser 1985.................................   5.55    08/15/25      5,060,300
   2,000    California Statewide Communities Development Authority,
             Children's Hospital of Los Angeles Ser 1993 COPs (MBIA)....   6.00    06/01/13      2,281,120
--------                                                                                       -----------
  14,000                                                                                        14,424,010
--------                                                                                       -----------

            Industrial Development/Pollution Control Revenue (3.9%)
   8,000    California Pollution Control Financing Authority, Pacific
             Gas & Electric Co 1993 Ser B (AMT).........................   5.85    12/01/23      8,381,760
--------                                                                                       -----------

            Mortgage Revenue - Single Family (4.0%)
   8,305    California Housing Finance Agency, Home 1993 Ser B..........   5.65    08/01/14      8,596,007
--------                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

PORTFOLIO OF INVESTMENTS April 30, 1999 (unaudited) continued

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            Public Facilities Revenue (15.1%)
$  3,000    Alameda County, Alameda County Medical Center Ser 1998
             (MBIA).....................................................   5.00 %  06/01/23    $ 2,946,270
   7,000    California Public Works Board, Corrections 1993 Ser D.......   5.375   06/01/12      7,277,340
   4,000    California Statewide Communities Development Authority, The
             J Paul Getty Trust COPs....................................   5.00    10/01/23      3,936,640
   4,000    Irvine Unified School District - Community Facilities
             District #86-1, Special Tax Ser 1998 (AMBAC)...............   5.00    11/01/19      3,989,840
   6,000    Los Angeles Convention & Exhibition Center Authority, 1993
             Refg Ser A (MBIA)..........................................   5.125   08/15/13      6,133,800
   5,000    Los Angeles County Public Works Financing Authority, Proj IV
             (MBIA).....................................................   5.25    12/01/16      5,108,550
   3,000    Redding Joint Powers Financing Authority, 1993 Ser A........   5.50    01/01/13      3,121,890
--------                                                                                       -----------
  32,000                                                                                        32,514,330
--------                                                                                       -----------

            Tax Allocation Revenue (8.5%)
   6,870    Garden Grove Community Development Agency, Refg Issue of
             1993.......................................................   5.875   10/01/23      7,161,838
   7,000    Rosemead Redevelopment Agency, Proj #1 Ser 1993 A...........   5.60    10/01/33      7,235,620
   4,000    San Jose Redevelopment Agency, Merged Area Ser 1993
             (MBIA).....................................................   5.00    08/01/20      3,932,880
--------                                                                                       -----------
  17,870                                                                                        18,330,338
--------                                                                                       -----------

            Transportation Facilities Revenue (8.3%)
   2,000    Alameda Corridor Transportation Authority, Sr Lien Ser 1999
             A (MBIA)...................................................   5.25    10/01/21      2,043,900
   5,000    Long Beach, Harbor Ser 1993 (AMT)...........................   5.00    05/15/10      5,128,100
   7,000    Los Angeles County Metropolitan Transportation Authority,
             Sales Tax Refg Ser 1993-A (MBIA)...........................   5.625   07/01/18      7,289,520
   2,000    Los Angeles, Harbor Issue of 1996 Ser B (AMT) (MBIA)........   5.375   11/01/19      2,038,000
   1,500    San Francisco Bay Area Rapid Transit District, Sales Tax Ser
             1998 (AMBAC)...............................................   4.75    07/01/23      1,425,435
--------                                                                                       -----------
  17,500                                                                                        17,924,955
--------                                                                                       -----------

            Water & Sewer Revenue (29.6%)
   8,000    California Department of Water Resources, Central Valley Ser
             L..........................................................   5.50    12/01/23      8,251,440
   7,000    Eastern Municipal Water District, Ser 1993 A COPs (FGIC)....   5.25    07/01/23      7,061,810
   7,000    Los Angeles, Wastewater Refg Ser 1993-D (FGIC)..............   5.20    11/01/21      7,069,160
   8,000    Los Angeles County Sanitation Districts Financing Authority,
             1993 Ser A.................................................   5.25    10/01/19      8,082,080
   3,000    Marin County Municipal Water District, Ser 1993.............   5.65    07/01/23      3,139,440
            Metropolitan Water District of Southern California,
   5,000     Issue of 1992..............................................   5.50    07/01/13      5,321,450
   3,000     Waterworks Ser C...........................................   5.25    07/01/15      3,112,650
   7,000    Moulton-Niguel Water District, 1993 COPs (AMBAC)............   5.30    09/01/23      7,097,160
   2,500    Rancho Water District Financing Authority, Refg Ser 1994
             (AMBAC)....................................................   5.00    08/15/14      2,531,800
   4,000    Sacramento County Sanitation Districts Financing Authority,
             Ser 1993...................................................   5.00    12/01/16      4,013,160
   8,000    San Diego Public Facilities Authority, Sewer Ser 1993 A.....   5.25    05/15/20      8,082,240
--------                                                                                       -----------
  62,500                                                                                        63,762,390
--------                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

PORTFOLIO OF INVESTMENTS April 30, 1999 (unaudited) continued

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
$205,550    TOTAL CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $202,331,710)......   $210,468,904
--------                                                                                       ------------

            CALIFORNIA TAX-EXEMPT SHORT TERM MUNICIPAL OBLIGATIONS
             (0.6%)
     300    California Economic Development Financing Authority,
             California Independent System Operator Corp 1998 Ser A
             (Demand 05/03/99)..........................................   4.20*%  04/01/08         300,000
   1,100    California Statewide Communities Development Authority, John
--------     Muir/ Mt Diablo Health Ser 1997 COPs (AMBAC) (Demand
             05/03/99)..................................................   4.10*   08/15/27       1,100,000
                                                                                               ------------

   1,400    TOTAL CALIFORNIA TAX-EXEMPT SHORT-TERM INVESTMENTS (Identified Cost
--------     $1,400,000)....................................................................      1,400,000
                                                                                               ------------
$206,950    TOTAL INVESTMENTS (Identified Cost $203,731,710) (a)...................   98.4%     211,868,904
========

            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES...........................   1.6       3,336,194
                                                                                      -----    ------------

            NET ASSETS.............................................................. 100.0%   $ 215,205,098
                                                                                     ======    ============

---------------------

   AMT      Alternative Minimum Tax.
   COPs     Certificates of Participation.
    *       Current coupon of variable rate demand obligation.
   (a)      The aggregate cost for federal income tax purposes
            approximates identified cost. The aggregate gross unrealized appreciation is $8,140,949 and the aggregate gross
            unrealized depreciation is $3,755, resulting in net
            unrealized appreciation of $8,137,194.

Bond Insurance:
---------------
  AMBAC     AMBAC Indemnity Corporation.
Connie Lee  Connie Lee Insurance Company.
   FGIC     Financial Guaranty Insurance Company.
   MBIA     Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (unaudited)

ASSETS:
Investments in securities, at value
 (identified cost $203,731,710)..........  $211,868,904
Cash.....................................        79,648
Interest receivable......................     3,480,858
Prepaid expenses and other assets........        41,360
                                           ------------

    TOTAL ASSETS.........................   215,470,770
                                           ------------

LIABILITIES:
Payable for:
    Dividends to preferred
     shareholders........................        95,736
    Investment management fee............        72,565
Accrued expenses and other payables......        97,371
                                           ------------

    TOTAL LIABILITIES....................       265,672
                                           ------------

    NET ASSETS...........................  $215,205,098
                                           ============

COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest
 (1,000,000 shares authorized
 of non-participating $.01 par value,
 1,100 shares outstanding)...............  $ 55,000,000
                                           ------------
Common shares of beneficial interest
 (unlimited shares authorized
 of $.01 par value, 11,041,813 shares
 outstanding)............................   157,997,503
Net unrealized appreciation..............     8,137,194
Accumulated undistributed net investment
 income..................................     1,411,084
Accumulated net realized loss............    (7,340,683)
                                           ------------

    NET ASSETS APPLICABLE TO COMMON
     SHAREHOLDERS........................   160,205,098
                                           ------------

    TOTAL NET ASSETS.....................  $215,205,098
                                           ============

NET ASSET VALUE PER COMMON SHARE
 ($160,205,098 divided by 11,041,813
 common shares outstanding)..............        $14.51
                                           ============

STATEMENT OF OPERATIONS
For the six months ended April 30, 1999
 (unaudited)

NET INVESTMENT INCOME:
INTEREST INCOME...........................  $ 5,555,452
                                            -----------

EXPENSES
Investment management fee.................      376,237
Auction commission fees...................       86,811
Professional fees.........................       47,864
Transfer agent fees and expenses..........       18,025
Auction agent fees........................       13,737
Shareholder reports and notices...........       13,657
Trustees' fees and expenses...............        8,991
Registration fees.........................        7,335
Custodian fees............................        4,644
Other.....................................       14,342
                                            -----------
    TOTAL EXPENSES........................      591,643
Less: expense offset......................       (4,604)
                                            -----------

    NET EXPENSES..........................      587,039
                                            -----------

    NET INVESTMENT INCOME.................    4,968,413
                                            -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain.........................       95,815
Net change in unrealized appreciation.....   (1,750,358)
                                            -----------

    NET LOSS..............................   (1,654,543)
                                            -----------

NET INCREASE..............................  $ 3,313,870
                                            ===========


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
                                                       FOR THE SIX
                                                       MONTHS ENDED     FOR THE YEAR
                                                        APRIL 30,          ENDED
                                                           1999       OCTOBER 31, 1998
--------------------------------------------------------------------------------------
                                                       (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income................................   $ 4,968,413     $ 10,052,871
Net realized gain....................................        95,815          611,511
Net change in unrealized appreciation................    (1,750,358)       7,675,755
                                                       ------------     ------------

    NET INCREASE.....................................     3,313,870       18,340,137
                                                       ------------     ------------

DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Preferred............................................      (919,265)      (1,917,382)
Common...............................................    (4,140,593)      (8,017,122)
                                                       ------------     ------------

    TOTAL DIVIDENDS..................................    (5,059,858)      (9,934,504)
                                                       ------------     ------------

Decrease from transactions in common shares of
 beneficial interest.................................           --        (1,444,960)
                                                       ------------     ------------

    NET INCREASE (DECREASE)..........................    (1,745,988)       6,960,673
NET ASSETS:
Beginning of period..................................   216,951,086      209,990,413
                                                       ------------     ------------

    END OF PERIOD
    (Including undistributed net investment income of
    $1,411,084 and $1,502,529, respectively).........  $215,205,098     $216,951,086
                                                       ============     ============


                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS April 30, 1999 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter California Quality Municipal Securities (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from both federal and California income taxes. The Trust was organized as a Massachusetts business trust on March 3, 1993 and commenced operations on September 29, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS April 30, 1999 (unaudited) continued

investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 1999 aggregated $2,048,180 and $1,982,500, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At April 30, 1999, the Fund had transfer agent fees and expenses payable of approximately $2,800.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS April 30, 1999 (unaudited) continued

of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended April 30, 1999 included in Trustees' fees and expenses in the Statement of Operations amounted to $3,012. At April 30, 1999, the Trust had an accrued pension liability of $34,552 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 through 3 Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                   AMOUNT IN                  RESET         RANGE OF
SERIES   SHARES*   THOUSANDS*   RATE*          DATE     DIVIDEND RATES**
------   -------   ----------   -----        --------   ----------------
  1        240      $13,000      2.00 %      05/03/99   2.15% - 3.60%
  2        260       12,000      3.023       05/05/99    2.50 - 4.75
  3        600       30,000      3.64        07/02/99        3.64

---------------------
 *  As of April 30, 1999.
** For the six months ended April 30, 1999.

Subsequent to April 30, 1999 and up through June 4, 1999, the Trust paid dividends to each of the Series 1 through 3 at rates ranging from 2.00% to 3.64% in the aggregate amount of $158,747.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS April 30, 1999 (unaudited) continued

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                        CAPITAL
                                                                                        PAID IN
                                                                             PAR       EXCESS OF
                                                                SHARES      VALUE      PAR VALUE
                                                              ----------   --------   ------------
Balance, October 31, 1997...................................  11,151,113   $111,511   $159,330,952
Treasury shares purchased and retired (weighted average
 discount 7.28%)*...........................................    (109,300)    (1,093)    (1,443,867)
                                                              ----------   --------   ------------
Balance, October 31, 1998 and April 30, 1999................  11,041,813   $110,418   $157,887,085
                                                              ==========   ========   ============

---------------------
* The Trustees have voted to retire the shares purchased.

6. FEDERAL INCOME TAX STATUS

At October 31, 1998, the Trust had a net capital loss carryover of approximately $7,436,000 which may be used to offset future capital gains to the extent provided by regulations, which is available through October 31 of the following years:

                 AMOUNT IN THOUSANDS
---------------------------------------------------
        2002           2003       2004       2005
      --------       --------   --------   --------
       $5,123         $1,012      $113      $1,188
       ======         ======      ====      ======

7. DIVIDENDS TO COMMON SHAREHOLDERS

On March 30, 1999, the Trust declared the following dividends from net investment income:

 AMOUNT        RECORD         PAYABLE
PER SHARE       DATE           DATE
---------   ------------   -------------
 $0.0625     May 7, 1999    May 21, 1999
 $0.0625    June 4, 1999   June 18, 1999

MORGAN STANLEY DEAN WITTER CALIFORNIA QUALITY MUNICIPAL SECURITIES

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                              FOR THE SIX                        FOR THE YEAR ENDED OCTOBER 31,*
                                             MONTHS ENDED        ----------------------------------------------------------------
                                            APRIL 30, 1999*        1998          1997          1996          1995          1994
---------------------------------------------------------------------------------------------------------------------------------
                                              (unaudited)

SELECTED PER SHARE DATA:
Net asset value beginning of period.......      $ 14.67           $ 13.90       $ 13.08        $12.70       $ 10.62        $13.96
                                                -------           -------       -------        ------       -------        ------
Income (loss) from investment operations:
 Net investment income....................         0.45              0.91          0.91          0.89          0.88          0.95
 Net realized and unrealized gain
   (loss).................................        (0.15)             0.74          0.74          0.26          2.07         (3.25)
                                                -------           -------       -------        ------       -------        ------
Total income (loss) from investment
 operations...............................         0.30              1.65          1.65          1.15          2.95         (2.30)
                                                -------           -------       -------        ------       -------        ------
Less dividends from:
 Net investment income....................        (0.38)            (0.72)        (0.69)        (0.69)        (0.74)        (0.74)
 Common share equivalent of dividends paid
   to preferred shareholders..............        (0.08)            (0.17)        (0.17)        (0.16)        (0.17)        (0.18)
                                                -------           -------       -------        ------       -------        ------
Total dividends...........................        (0.46)            (0.89)        (0.86)        (0.85)        (0.91)        (0.92)
                                                -------           -------       -------        ------       -------        ------
Anti-dilutive effect of acquiring treasury
 shares...................................           --              0.01          0.03          0.08          0.04          0.01
                                                -------           -------       -------        ------       -------        ------
Offering costs charged against capital....           --                --            --            --            --         (0.13)
                                                -------           -------       -------        ------       -------        ------
Net asset value, end of period............      $ 14.51           $ 14.67       $ 13.90        $13.08       $ 12.70        $10.62
                                                =======           =======       =======        ======       =======        ======
Market value, end of period...............      $13.875           $14.188       $12.688        $11.25       $10.875        $ 9.75
                                                =======           =======       =======        ======       =======        ======
TOTAL RETURN+.............................         0.40%(1)         18.01%        19.60%        10.13%        19.73%       (30.89)%
RATIOS TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS:
Total expenses............................         0.74%(2)(3)       0.74%(1)      0.76%         0.78%(1)      0.84%(3)      0.93%
Net investment income before preferred
 stock dividends..........................         6.20%(2)          6.32%         6.82%         7.02%         7.57%         7.63%
Preferred stock dividends.................         1.15%(2)          1.21%         1.26%         1.26%         1.48%         1.43%
Net investment income available to common
 shareholders.............................         5.05%(2)          5.11%         5.56%         5.76%         6.09%         6.20%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...     $215,205          $216,951      $209,990      $204,531      $206,614      $203,662
Asset coverage on preferred shares at end
 of period................................          391%              394%          382%          372%          376%          281%
Portfolio turnover rate...................            1%(1)             4%            6%           --             1%           20%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1) Not annualized.
(2) Annualized.
(3) Does not reflect the effect of expense offset of 0.01%.


                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
-------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
-------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
-------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
-------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
-------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


The financial statements included herein have been taken from the records of the Trust without examination by the independent accountants and accordingly they do not express an opinion thereon.


MORGAN STANLEY
DEAN WITTER
CALIFORNIA
QUALITY
MUNICIPAL
SECURITIES


SEMIANNUAL REPORT
APRIL 30, 1999